IP Security Agreement

Grant of Security Interest Agreement

in United States Patents and Trademarks

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, CleanSpark, Inc., a Nevada corporation (“Grantor”), having its place of business at 70 North Main Street, Suite 105, Bountiful, UT 84010, hereby grants to _________________________ (“Grantee”), having its place of business at _________________________, a security interest in all of the Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent and Trademark Collateral”), whether presently existing or hereafter arising or acquired:

(i) each United States patent and patent application, including each patent and patent application referred to on Schedule A hereto;

(ii) each United States trademark, trademark registration and trademark application, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, trademark registration and trademark application, including each trademark, trademark registration and trademark application referred to in Schedule B hereto;

(iii) all products and proceeds of the foregoing, including any claim by the Grantor against third parties for past, present or future infringement of any Patent, or past, present or future infringement or dilution of any trademark or trademark registration, including any patent or trademark listed on Schedule A or Schedule B hereto, or for injury to the goodwill associated with any trademark or trademark registration.

THIS GRANT is granted pursuant to the security interests granted to the Grantee in the Purchase Agreement between the Grantor and the Grantee dated April 17, 2019, as amended, modified or supplemented from time to time (the “Purchase Agreement”).

THIS GRANT has been granted in conjunction with the security interest granted to the Grantee under the Purchase Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Purchase Agreement, all terms and provisions of which are incorporated herein by reference as though set forth in full herein. In the event that any provisions of this Grant of Security Interest Agreement are deemed to conflict with the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

THIS GRANT shall terminate and be of no force and effect immediately upon the complete fulfilment of all of the Obligations (as defined under the Purchase Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest Agreement as of the date first above stated.

Grantor:

CLEANSPARK, INC.

By: _______________________

Name: _____________________

Title: ______________________

Grantee:

______________________________

By: _______________________

Name: _____________________

Title: ______________________

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Schedule A: Patents and Patent Applications

Docket Number	Title or Description	Serial Number	Filing Date	Pat./Reg. Number	Issue Date	Exp. Date
3498-2-1	Parallel Path, Downdraft Gasifier Apparatus and Method	12/170,421	7/9/2008	8,105,401	1/31/2012	7/9/2028*
3498-2-1-2	Parallel Path, Downdraft Gasifier Apparatus and Method	13/360,900	1/30/2012	8,518,133	8/27/2013	7/9/2028*
3498-2-1-3	Gasification Method Using Feedstock Comprising Gaseous Fuel	14/010,422	8/26/2013	9,359,567	6/7/2016	7/9/2028*
3498-2-1-4	Parallel Path, Downdraft Gasifier Apparatus and Method	15/173,964	6/6/2016	9,890,340	2/13/2018	7/9/2028*
3498-2-2	Electrolytic Reactor and Related Methods for Supplementing the Air Intake of an Internal Combustion Engine	12/476,385	6/2/2009	8,347,829	1/8/2013	6/2/2029*
3627-2-1-1	Establishing Communication and Power Sharing Links Between Components of a Distributed Energy System	14/885,627	10/16/2015	9,941,696	4/10/2018	3/23/2035*
3627-2-1-2	Establishing Communication and Power Sharing Links Between Components of a Distributed Energy System	15/944,478	4/3/2018

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Schedule B: Trademarks

Docket Number	Title or Description	Serial Number	Filing Date	Pat./Reg. Number	Issue Date	Exp. Date
3627-3-1	CLEANSPARK Trademark	86/588,049	4/6/2015	5,286,710	9/12/2017	N/A

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